Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

Note 10. Income Taxes

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code, including, but not limited to, (1) reducing the U.S. federal corporate tax rate from 35% to 21%; (2) eliminating the corporate alternative minimum tax (AMT) and changing how existing AMT credits can be realized; (3) creating a new limitation on deductible interest expense; (4) changing rules related to uses and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017; (5) bonus depreciation that will allow for full expensing of qualified property; and (6) limitations on the deductibility of certain executive compensation.

The SEC staff issued Staff Accounting Bulletin (“SAB”) 118, which provides guidance on accounting for the tax effects of the Tax Act. SAB 118 provides a measurement period that should not extend beyond one year from the Tax Act enactment date for companies to complete the accounting under ASC 740. In accordance with SAB 118, a company must reflect the income tax effects of those aspects of the Tax Act for which the accounting under ASC 740 is complete. To the extent that a company’s accounting for certain income tax effects of the Tax Act is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the Tax Act.

In connection with our initial analysis of the impact of the Tax Act, for certain of our net deferred tax liabilities, we have recorded a decrease of $111.9 million, net of the related change in valuation allowance, with a corresponding net adjustment to deferred income tax benefit for the year ending December 31, 2017 as a result of the corporate rate reduction. While we were able to make a reasonable estimate of the impact of the reduction in the corporate rate, it may be affected by other analyses related to the Tax Act, including, but not limited to additional guidance issued by the U.S. Treasury Department and the Internal Revenue Service regarding compensation deferred taxes, as well as the state tax effect of adjustments made to federal temporary differences.

While we have not yet completed all of the computations necessary or completed an inventory of our 2017 expenditures that qualify for immediate expensing, we have recorded a provisional benefit based on our current intent to fully expense all qualifying expenditures. This did not result in any significant change to our current income tax payable or in our deferred tax liabilities due to our federal and state net operating loss carry forwards.

The components of the Company’s provision for income taxes for the years ended December 31, 2017, 2016 and 2015 are presented below (amounts in thousands).

	2017	2016	2015
Current:
Federal	$(3,959)	$(12)	$(29)
State	380	1,173	665
Local	(627)	739	557
Total current	(4,206)	1,900	1,193
Deferred:
Federal	(104,400)	12,748	(68,069)
State	(186)	(1,458)	(2,683)
Local	(7,977)	(89)	21
Total deferred	(112,563)	11,201	(70,731)
Income tax (benefit) expense	$(116,769)	$13,101	$(69,538)

The following is a reconciliation of the statutory federal income tax rate to the Company’s effective tax rate for the years ended December 31, 2017, 2016 and 2015:

	2017	2016	2015
Federal statutory rate	35.0%	35.0%	35.0%
State and local taxes	2.8%	4.3%	1.0%
State tax rate adjustment	5.7%	—%	(3.3)%
Stock compensation	2.3%	(2.0)%	—%
Permanent items	(4.6)%	1.5%	0.4%
Goodwill impairment	(27.1)%	—%	—%
Transaction expenses	(10.7)%	—%	—%
Tax Cuts and Jobs Act	264.0%	—%	—%
Valuation allowance	(2.3)%	(3.6)%	(180.0)%
Minority interest	(0.1)%	0.1%	0.2%
Change in tax status	—%	—%	18.2%
Non-taxable gain on fair value adjustment	—%	—%	(27.9)%
Credits	3.5%	(1.8)%	(1.0)%
Other	0.6%	1.3%	1.9%
Effective income tax rate	269.1%	34.8%	(155.5)%

For the year ended December 31, 2017, the difference between the effective rate and the statutory rate is attributable primarily to the impact of the Tax Act discussed more fully below, non-deductible asset impairment charges and non-deductible transaction costs incurred and changes in the effective state tax rate associated with the acquisition of Isle of Capri. The Company continues to provide for a valuation allowance against net federal and state deferred tax assets associated with non-operating land, the sale of which could result in capital losses that can only be offset against capital gains. The Company also continues to provide for a valuation allowance against net state deferred tax assets relating to certain operations in Pennsylvania, Louisiana, Colorado and Iowa. Management determined it was not more-likely-than-not that the Company will realize these net deferred tax assets.

For the year ended December 31, 2016, the difference between the effective rate and the statutory rate is attributable primarily to the release of a majority of the state valuation allowances on the Company’s West Virginia deferred tax assets and excess tax benefits on stock compensation under Accounting Standards Update 2016-09, Compensation – Stock Compensation, which the Company adopted effective the first quarter of 2016. The Company continues to provide for a valuation allowance against net federal and state deferred tax assets associated with non-operating land, the sale of which could result in capital losses that can only be offset against capital gains. As of December 31, 2016, the Company also continued to provide for a valuation allowance against net state deferred tax assets relating to operations in Pennsylvania. Management determined it was not more-likely-than-not that the Company will realize these net deferred tax assets.

For the year ended December 31, 2015, the difference between the effective rate and the statutory rate is attributable primarily to the release of a majority of the federal and related state valuation allowances on the Company’s deferred tax assets and the non-taxable gain on the fair value adjustment of a previously unconsolidated affiliate. The Company continues to provide for a valuation allowance against net federal and state deferred tax assets associated with non-operating land, the sale of which could result in capital losses that can only be offset against capital gains. As of December 31, 2015, the Company also continued to provide for a valuation allowance against net state deferred tax assets relating to operations in Pennsylvania and West Virginia. Management determined it was not more-likely-than-not that the Company will realize these net deferred tax assets.

A valuation allowance is recognized if, based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax asset will not be realized. Management must analyze all available positive and negative evidence regarding realization of the deferred tax assets and make an assessment of the likelihood of sufficient future taxable income. For the year ended December 31, 2015, the Company was in a three-year cumulative income position and management concluded it was more-likely-than-not to realize its federal, Louisiana and City of Columbus, Ohio deferred tax assets, with the exception of non-operating land. The recognition of the federal deferred tax assets during 2015 resulted in an income tax benefit of $80.3 million. For the year ended December 31, 2016, the Company remained in a three-year cumulative income position and management concluded it was more-likely-than-not to realize its federal, Louisiana, City of Columbus, Ohio and West Virginia deferred tax assets, with the exception of non-operating land. The recognition of the West Virginia deferred tax assets during 2016 resulted in an income tax benefit of $1.4 million. For the year ended December 31, 2017, the Company remained in a three-year cumulative income position and management concluded it is more-likely-than-not to realize its federal, City of Columbus, Ohio, City of Kansas City, Missouri, West Virginia, Missouri and certain Pennsylvania, Colorado and Florida deferred tax assets, with the exception of non-operating land. The recognition of the Pennsylvania deferred tax assets during 2017 resulted in an income tax benefit of $5.2 million. Management has determined that it is not more-likely-than-not that the Company will realize certain of its Pennsylvania, Louisiana, Colorado and Iowa deferred tax assets. Therefore, a full valuation allowance has been recognized against these deferred tax assets, excluding deferred tax liabilities related to indefinite‑lived assets. These indefinite‑lived assets primarily related to gaming licenses in various jurisdictions. These gaming licenses are not being amortized for book purposes, and will only reverse upon ultimate sale or book impairment. Due to the uncertain timing of such reversal, the temporary differences associated with indefinite‑lived intangibles and certain land improvements cannot be considered a source of future taxable income for purposes of determining the valuation allowance. The Company will continue to evaluate the realization of its deferred tax assets on a quarterly basis and make adjustments to its valuation allowance as appropriate.

On November 24, 2015, Eldorado Resorts LLC, an indirect wholly-owned subsidiary of ERI, acquired the additional 50% membership interest in the Silver Legacy Joint Venture partnership. Prior to the 2015 acquisition, a deferred tax asset was recognized to the extent that the tax basis in the partnership interest exceeded the book basis. As a result of the 2015 acquisition, the partnership ceased to exist and the Company wrote off the outside basis deferred tax asset of $8.1 million as a change in tax status.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s net deferred taxes related to continuing operations at December 31, 2016 and 2015 are as follows (amounts in thousands):

	2017	2016
Deferred tax assets:
Loss carryforwards	$58,245	$38,377
Accrued expenses	10,806	9,132
Fixed assets	—	6,327
Debt	2,147	9,991
Credit carryforwards	19,838	2,576
Stock-based compensation	2,451	1,216
Other	6,738	51
	100,225	67,670
Deferred tax liabilities:
Identified intangibles	(203,015)	(143,823)
Fixed assets	(28,375)	—
Investment in partnerships	(2,146)	(2,742)
Prepaid expenses	(3,288)	(2,804)
Other	(97)	(110)
	(236,921)	(149,479)
Valuation allowance	(26,271)	(7,202)
Net deferred tax liabilities	$(162,967)	$(89,011)

As of December 31, 2017, the Company had federal and state net operating loss carryforwards of $147.2 million and $387.7 million, respectively. The federal and state net operating losses begin to expire in 2030 and 2018, respectively. As of December 31, 2017, the Company had federal jobs credit carry forwards of $19.6 million, which begin to expire in 2024.

Utilization of net operating loss, credit, and other carryforwards are subject to annual limitations due to ownership changes as provided by the Internal Revenue Code of 1986, as amended and similar state provisions. An ownership change is defined as a greater than 50% change in ownership by 5% stockholders in any three‑year period. Under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, the Company had a “change in ownership” event that limits the utilization of net operating loss, credit, and other carryforwards that were previously available to MTR, Isle of Capri and the Company to offset future taxable income. The “change in ownership” event for MTR occurred on September 19, 2014 in connection with the MTR Merger. The “change in ownership” event for Isle of Capri and the Company occurred on May 1, 2017 in connection with the merger with Isle of Capri. This limitation resulted in no significant loss of federal attributes, but did result in significant loss of state attributes. The federal and state net operating loss credit and other carryforwards are stated net of limitations.

As of December 31, 2017, there were no unrecognized tax benefits and the Company does not expect a significant increase or decrease to the total amounts of unrecognized tax benefits within the next twelve months. We recognize accrued interest and penalties related to unrecognized tax benefits in income tax expense.

The Company and its subsidiaries file US federal income tax returns and various state and local income tax returns. The Company does not have tax sharing agreements with the other members within the consolidated ERI group. With few exceptions, the Company is no longer subject to US federal or state and local tax examinations by tax authorities for years before 2012.

The Company was notified by the Internal Revenue Service in October of 2016 that its federal tax return for the year ended December 31, 2014 had been selected for examination. In September 2017, the IRS informed the Company that they completed the examination of the tax return and made no changes. However, the Company may be subject to audit in the future and the outcome of tax audits cannot be predicted with certainty. If any issues addressed in the Company’s tax audits are resolved in a manner not consistent with the Company’s expectations, we would be required to adjust our provision for income taxes in the period such resolution occurs. While the Company believes its reported results are materially accurate, any significant adjustments could have a material adverse effect on the Company’s results of operations, cash flows and financial position.